KONA GRILL®

NASDAQ: KONA



KONA GRILL

Investor Presentation

August/September 2013

Important Cautions Regarding Forward-Looking Statements

KONA GRILL

This presentation contains forward-looking statements. These statements relate to future events or expectations regarding our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: the adverse impact if restaurant sales decrease, a decline in visitors to activity centers surrounding our restaurants, the limited history for evaluating our company; the effect of growth on our infrastructure, resources, and existing restaurants; our ability to expand our operations in both new and existing markets; the impact of supply shortages and food costs in general; our ability to protect trademarks and other proprietary information; the impact of litigation; our ability to raise capital; negative publicity surrounding our restaurants or the consumption of our food products in general; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the restaurant industry.

We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future.

Who We Are…

KONA GRILL

- Emerging restaurant growth concept positioned as **differentiated upscale, polished casual**
- Flavorful new American cuisine, award-winning sushi, significant bar business
- 23 profitable locations across 16 states
- Moderately priced **$25 avg. check** with **$4.2M avg. unit volumes**


KONA GRILL





What Sets Us Apart?

KONA GRILL

Successful Execution Across 4 Dayparts


Lunch
(Open to 3PM)
24%
Dinner
(5 PM to 9 PM)
53%
Happy
Hour
(3 PM to 5 PM)
12%
11%
Reverse
Happy Hour
(9 PM to Close)



What Sets Us Apart?

KONA GRILL

3 Distinct Businesses – Diverse Menu Mix



American Grill, 46%
Sushi, 24%
Bar, 30%



Sushi 24%
Beer 9%
Wine 7%
Liquor 14%
Appetizers 10%
Soups & Salads 7%
Flatbreads, Pasta, & Sandwiches 11%
Entrees 14%
Desserts & Bev 4%

Differentiated Menu Options

KONA GRILL



Macadamia Nut Chicken



Picasso Roll



Chile Lime Shrimp Salad



Kona Calamari



Avocado Egg Roll



Snickers Ice Cream Pie

Focused on Growth

KONA GRILL

- **Build premier polished casual concept**
- **15% targeted compounded annual sales growth (CAGR)**
- **Take brand to the next phase of growth**
  - 23 profitable restaurants in 16 states
  - Top quartile restaurant operating margins
  - Strong same-store sales momentum: 10 of last 11 quarters are positive
- **Disciplined return-on-investment focus**
- **Capitalize on 4 daypart model with 3 distinct businesses**

National Footprint with Significant Room to Grow

KONA GRILL

- 23 restaurants across 16 states
- ***Nationwide opportunity of 100+ locations***


Boise
Eden Prairie
Troy
Lincolnshire
Oak Brook
Omaha
Denver
Carmel
Kansas City
Stamford
Woodbridge
Baltimore
Richmond
Las Vegas
Phoenix
Scottsdale
Chandler
Gilbert
Fort Worth
Dallas
Austin
The Woodlands
San Antonio
Baton Rouge
Houston
Tampa
Existing restaurant
Executed new lease

Substantial Growth Opportunity

KONA GRILL

Kona Grill has substantial runway vs. the polished casual incumbents



23
46
71
73
103
134
175
209
KONA GRILL
Yard House (1)
McCORMICK & SCHMICK'S SEAFOOD & STEAKS (2)
BENIHANA (3)
BRIO
BJ's
The Cheesecake Factory
P.F. CHANG'S CHINA BISTRO (4)

Source: Most recent company filings and company websites.

1) Acquired by Darden Restaurants (DRI) Aug 2012.
2) Acquired by Landry's (private) Jan 2012.
3) Acquired by Angelo Gordon (private equity) Aug 2012.
4) Acquired by Centerbridge Partners (private equity) July 2012.

Strict Site Selection Strategy

KONA GRILL

- Target:
  - High traffic, upscale retail centers and shopping malls
  - Lifestyle/entertainment centers
  - Urban power dining locations
  - Significant commercial, residential and daytime population
- Rigorous ROI review – target > 30%
- Prototype:
  - ~ 6,500 sq. ft.
  - ~ 280 seats


KONA GRILL


KONA GRILL

Strict Site Selection – Boise, ID

KONA GRILL



- Initial Phase – 500,000 sq. ft.
- Daily auto traffic > 90,000
- Trade area pop. > 300,000


CINEMA WEST (P)
TO RECORDS ROAD

Target Market

KONA GRILL

- Adults 25 - 55
- HH Income $70K+
- High education (grad school)
- Health conscious
- High frequency

New Design & Remodel Prototype

Kona Grill


Kona Grill

Host Stand and Entry Way

New Design & Remodel Prototype

KONA GRILL


KONA GRILL

Outdoor Patio

New Design Prototype

KONA GRILL

- Creates inviting atmosphere for guests to enjoy during various dining occasions



Dining Room and Sushi Bar



Lounge

Exceptional Dining Experience

KONA GRILL

- Scratch kitchen delivers exceptional flavors
- 40+ signature sauces & dressings
- Awarded best sushi in multiple markets
- Voted best happy hour in several cities
- Multiple choices for health conscious guests
- Exhibition-style kitchen & sushi bar
- Indoor/outdoor design drives energy



Exceptional Service

KONA GRILL

- Emphasis on training & supervision
- Formal performance reviews
- Low table-to-staff ratio
- Higher than peer guest satisfaction scores



Loyal User Base

Guest Usage*	KONA GRILL	Casual Dining Industry Range
Heavy	**17%**	10-15%
Medium	**37%**	16-30%
Light	**46%**	55-60%

* Visits in last 90 days:

Heavy 9+

Medium 4-8

Light 1-3



Grass Roots Marketing Strategy

KONA GRILL

Electronic Media
- Social marketing (Yelp, Facebook, Twitter)
- SEO/SEM
- Loyalty club emails

Loyalty Club
KONAVORE
- 200,000+ members
- Drive traffic by keeping Kona top of mind

Local Market Engagement
- PR
- Direct marketing
- Charity sponsorship
- Concierge

Promoting Our Brand
KONA GRILL

Loyalty Program

KONA GRILL

KONAVORE

- Email-based loyalty program initiated in 2010
- Communicates new menu offerings and events
- 200,000+ Konavore™ members
- Discount coupon when enrolled and on member birthdays


KONAVORE
welcome


KONAVORE
happy birthday
enjoy a gift of $15

Compelling Offerings

KONA GRILL


[wined] up
all new sips menu
23 wines added • four new cocktails • no excuses
click here to see the changes
KONAVORE™


[decadence]
surf + turf • new year's
dec 28 - jan 1
nake your
eservations
oday
KONAVORE™


[entice]
tempting in every sense
far reaching flavors with a style
all our own, a new menu to engage
+ clearly entice
KONAVORE™


[dazzle]
with good taste
[plus a little something for yourself]
KONA GRILL
KONA GRILL
buy a gift card
for every $100 you purchase
you get a bonus card worth $20
between 11/24 and 12/31
KONAVORE™

Experienced Senior Leadership Team KONA GRILL

Name and Position	Biography
Berke Bakay President & Chief Executive Officer	▪ Largest shareholder (16% of company)* ▪ Board member since 2009 ▪ 10+ years of investment management
Christi Hing Chief Financial Officer	▪ 17 years of finance and accounting experience ▪ 7+ years with Kona
Marci Rude VP of Development	▪ 21+ years of commercial real estate experience ▪ Instrumental in PF Chang's bistro growth phase
Jenny Elkins VP of Operations	▪ 10+ years with Kona ▪ Previous roles include senior director of training, district manager and general manager
Chris Moran VP of Food and Beverage	▪ 26+ years of restaurant industry experience ▪ Roles of increasing responsibilities, including corporate executive chef - Redstone American Grill

Insider ownership of 34% as of June 30, 2013

KONA GRILL®

FINANCIAL OVERVIEW

Affordable Dining Experience

KONA GRILL

Average check compares favorably to competition



$14.00
$10.92
$19.45
$16.53
$21.50
$17.94
$25.00
$17.50
$25.22
$19.42
$28.13
$23.35
BJ's
The Cheesecake Factory
P.F. CHANG'S CHINA BISTRO
KONA GRILL
BRIO
J. ALEXANDER'S

With vs. without alcohol.

Source: 2012 10-K, most recent 10-Q & estimates for food component of average check.
PF Chang's and J. Alexander's data is for 2011 as they are now privately held.

5-Year 15% CAGR Sales Target

Translates to 2x 2013 sales


Restaurant Sales
($ millions)
CAGR 2008-2012: 7%
CAGR 2013-2018: 15%
$72.7
$76.0
$82.7
$93.7
$96.0
2008
2009
2010
2011
2012
2018E

5 – Year 15% Revenue CAGR sales target was announced on August 1, 2013.

Two-Year Same-Store Sales vs. Casual Dining Industry

KONA GRILL



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Casual Dining
KONA

Source: Sterne Agee industry estimates

Highly Leverageable Operating Model

KONA GRILL

Targeted Operating Margin: 18.5% to 19.5%



20.0%
15.0%
10.0%
5.0%
15.9%
14.7%
17.8%
18.8%
10.3%
19.6%
19.7%
2009
2010
2011
2012
Q4 09*
1H 12
1H 13

* Lowest margin in company's history; development pipeline placed on hold

YTD Restaurant Margin vs. Peers

KONA GRILL



20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
12.3%
16.5%
18.3%
19.4%
19.7%
20.3%
IGNITE
BRIO
The Cheesecake Factory
BJ's
KONA GRILL
Chuy's

YTD Restaurant Margin vs. Peers

KONA GRILL

	Kona Grill	The Cheesecake Factory	BJ's	BRIO tuscan grille	Chuy's	Ignite Restaurant Group
Cost of Sales %	**27.2%**	27.1%	24.5%	25.9%	27.2%	29.8%
Labor %	**33.0%**	36.1%	34.6%	35.2%	31.7%	29.8%
Occupancy & Other %	**20.1%**	26.8%	21.6%	22.4%	20.1%	28.1%
Restaurant-Level Margin %	**19.7%**	**18.3%**	**19.4%**	**16.5%**	**20.3%**	**12.3%**

G&A Leverage Provides Opportunity for EBITDA Growth

KONA GRILL

Adjusted G&A as % of Sales


10.3%
8.8%
8.1%
7.8%
7.0%
8.0%
2008
2009
2010
2011
2012
2013E

Note: a) Adjusted G&A excludes separation, 123R, activist shareholder activities, & Rights plan expenses.
b) 2013 estimate includes $1 mil. corporate infrastructure investment to support growth.

Strong EBITDA Growth

KONA GRILL



Annual EBITDA
($ in millions)
$4.0
$3.9
$5.0
$8.8
$11.4
2008
2009
2010
2011
2012

Note: EBITDA excludes non-cash stock based compensation

Balance Sheet Supports Growth

KONA GRILL

Select Balance Sheet Items

$Millions	June 2013	December 2012
Cash	$10.2	$8.0
Long-term debt	-	$0.4

- $20.0M credit line (3%-3.5% plus LIBOR) – untapped as of 6/30/13

Guidance & Long-Term Targets

KONA GRILL

Q3 2013 Guidance[1]	
Total Sales	**$23.9M**
Same-Store Sales	1%
Restaurant Operating Margin	**18%-18.5%**
Net Income	**$0.4M**
EPS[2]	**$0.05**

Long-Term Growth Targets	
Double Sales from 2013	
Assumes 5-Year Organic Sales CAGR	**15%**

2 new restaurants expected to open in 4Q13.

1) Guidance issued and only effective on Aug 1, 2013.
2) Includes an approximate $0.12 per share impact from a combination of preopening expense, infrastructure investments in support of new unit growth, planned remodeling, and a higher tax rate.

Compelling Unit Level Economics

KONA GRILL

Quality site selection & effective execution can lead to superior returns…

($ in thousands)

	Comp Units[1]
Restaurant sales	$4,200
Net cash investment[2]	$2,500
Restaurant cash flow	$790
% Margin	18.5% - 19.5%
Sales to Cash Investment Ratio	**1.7x**
Cash Return on Cash Investment	**31% - 33%**

1) Figures reflect averages for the 23 restaurants in the comparable base as of 12/31/12.
2) Net of landlord tenant improvement allowance & excluding pre-opening expenses.

Key Take-Aways

KONA GRILL

- Unique concept: **differentiated upscale polished casual**
  - 50%+ of sales from sushi and bar
  - Successful execution in 4 dayparts & 3 distinct businesses
- National portability, flexible real estate options
- 15% Revenue CAGR Target
- Industry leading unit economics
- Strong cash-on-cash returns
- New store openings in 2013 and beyond
- Significant insider ownership


Yearly
Sales
$72.7
$76.0
$82.7
$93.7
$96.0
2008
2009
2010
2011
2012
2018E

Kona Grill Contacts

Kona Grill

Kona Grill, Inc.
7150 East Camelback Road, #220
Scottsdale, AZ 85251
Tel (480) 922-8100

Company Contact
Berke Bakay, CEO
Christi Hing, CFO

Investor Relations
Liolios Group
Cody Slach
Tel (949) 574-3860
KONA@liolios.com